SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2008

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 27, 2008, the Board of Directors of Vectren Corporation adopted an amendment revising Section 3.6(b)9 and Section 4.15(ii) of Vectren Corporation’s by-laws regarding Board member qualifications.

A copy of the amended by-laws is attached herewith as exhibit 3.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
February 27, 2008

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended and Restated as of February 27, 2008